EXHIBIT 10.11

                             AMENDMENT NO. ONE
                                    TO
                           EMPLOYMENT AGREEMENT


WHEREAS, Home Properties of New York, L.P. (the "Company") and Nelson B. Leenhouts ("Employee") entered into an Employment Agreement, dated August 4, 1994 (the "Agreement");

WHEREAS, the Agreement provided for incentive compensation pursuant to the Company's original incentive compensation plan; and

WHEREAS, the Company has changed its incentive compensation plan and the Company and the Employee have agreed that incentive compensation should be paid to the Employee pursuant to the Company's current compensation plan rather than as originally described in the Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1. The first paragraph of Section 3.2 of the Agreement shall be amended and restated in its entirety to read as follows:

     "Employee shall receive incentive compensation pursuant to the Company's Incentive Compensation Plan as such plan may be amended from time to time. Initially, the Employee shall have the factor of 10% applied to his base salary for purposes of determining his share of the bonus pool under the Incentive Compensation Plan. One-half of the bonus shall be non-discretionary and the other half shall be payable to the Employee in the discretion of the Management Committee of the Board of Directors of Home Properties of New York, Inc. The above is subject to modification upon the agreement of the Employee and the Management Committee without further need to modify this Agreement."

2. The above amendment shall apply to the bonus payable in 1998 and thereafter, but the parties acknowledge that the Employee has voluntary received his bonus pursuant to the Company's then current incentive compensation plan rather than as provided in the Agreement since 1996.

3.   As amended above, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January 1, 1998.

                      HOME PROPERTIES OF NEW YORK, L.P.
                      By: Home Properties of New York, Inc.


                      By:   /s/ Ann M. McCormick
                              -----------------------------------
                           Ann M. McCormick
                           Vice President and Secretary

                      /s/ Nelson B. Leenhouts
                      ------------------------------------------
                      Nelson B. Leenhouts

                     AMENDMENT NO. TWO
                            TO
                     EMPLOYMENT AGREEMENT


WHEREAS, Home Properties of New York, L.P. (the "Company") and Nelson B. Leenhouts ("Employee") entered into an Employment Agreement, dated August 4, 1994, which was subsequently amended by Amended No. One dated as of January 1, 1998 (the "Agreement");

WHEREAS, the Agreement provided for a certain base salary; and

WHEREAS, the Company and the Employee have agreed to a different base salary than that provided for in the Agreement.

NOW THEREFORE, the parties hereto agree as follows:

Section 3.1 of the Agreement shall be amended and restated in its entirety to read as follows:

"Effective August 1, 1998 and until further modified by the agreement of the Company and the Employee, the Employee's annual base salary (the "Base Salary") shall be $225,000. The Base Salary shall be paid pursuant to the Company's standard payroll policies and shall be subject to such withholding or deductions as may be mutually agreed between the Company and Employee or required by law."

As amended above and by Amendment No. One, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of August 5, 1998.

                      HOME PROPERTIES OF NEW YORK, L.P.
                      By: Home Properties of New York, Inc.



                      By:  /s/ Ann M. McCormick
                            --------------------------------
                           Ann M. McCormick
                           Vice President and Secretary


                      /s/ Nelson B. Leenhouts
                      --------------------------------------
                      Nelson B. Leenhouts

                     AMENDMENT NO. THREE
                               TO
                     EMPLOYMENT AGREEMENT


WHEREAS, Home Properties of New York, L.P. (the "Company") and Nelson B. Leenhouts ("Employee") entered into an Employment Agreement, dated August 4, 1994, which was subsequently amended by Amendment No. One dated as of January 1, 1998 and by Amendment No. Two dated as of August 5, 1998 (the "Agreement");

WHEREAS, the Agreement provided for certain benefits upon the termination of the Agreement; and

WHEREAS, the Company has adopted an Executive Retention Plan and the Company and the Employee have agreed that benefits should be paid to the Employee pursuant to the Executive Retention Plan rather than as originally described in the Agreement in the event of a change of control and subsequent termination of the Agreement.

NOW THEREFORE, the parties hereto agree as follows:

The following paragraph 4.6 shall be added to the Agreement after paragraph
4.5:

"4.6 TERMINATION FOLLOWING A CHANGE OF CONTROL. Notwithstanding anything to the contrary contained above, in the event of a "Change of Control" as defined in the Company's Executive Retention Plan and a subsequent termination of this Agreement, the benefits to be paid to the Employee upon such a termination shall be as provided in the Executive Retention Plan, as the same may be modified from time to time and not as provided above."

As amended above and by Amendment No. One and Two, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of February 2, 1999.

                      HOME PROPERTIES OF NEW YORK, L.P.
                      By: Home Properties of New York, Inc.



                      By:  /s/ Ann M. McCormick
                             -------------------------------
                           Ann M. McCormick
                           Vice President and Secretary


                      /s/ Nelson B. Leenhouts
                      -------------------------------------
                      Nelson B. Leenhouts